UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________________________________
 FORM 8-K
_______________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2015
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

As disclosed on the Form 8-K dated December 18, 2014, Perrigo Company plc (the “Company”) is changing its fiscal year-end to begin on January 1 and end on December 31 of each year, starting on January 1, 2016. Beginning with the fiscal 2015 third quarter earnings release, full year guidance will be provided on a calendar year basis.

In conjunction with the closing of the acquisition of Omega Pharma NV ("Omega"), as described further in the Form 8-K dated March 30, 2015, the Company changed its reporting segments to better align with the Company's organizational structure. These organizational changes were made to optimize the Company's structure to better serve customers. The Company's new reporting segments will be:

•
Consumer Healthcare will include the legacy Consumer Healthcare business and the legacy Nutritionals (Infant nutrition and VMS) business to create one consumer facing segment. This segment will also include the legacy Israel Pharmaceuticals and Diagnostics business, previously reported in the “Other” category.

•	Branded Consumer Healthcare will comprise the newly acquired Omega business.

•	Rx Pharmaceuticals will continue to comprise the legacy Rx Pharmaceuticals business.

•	Specialty Sciences will continue to comprise royalties from Tysabri®

•	Other will comprise the legacy Active Pharmaceutical Ingredients (API) business.

The changes to the fiscal year end and reporting segments have no impact on the Company’s historical consolidated financial position, results of operations, or cash flows. In order to aid in comparability to historical financial data, the Company has recast selected financial statements and metrics utilizing the new calendar fiscal year and reporting segments.

Exhibit 99.1 contains select consolidated financial metrics for the three months ended March 26, 2011, June 25, 2011, and September 24, 2011, and the three and twelve months ended December 31, 2011; and the three months ended March 27, 2010, June 26, 2010, and September 25, 2010, and the three and twelve months ended December 25, 2010.

Exhibit 99.2 contains select financials on a consolidated basis for (i) the three months ended March 29, 2014, March 30, 2013 and March 31, 2012; (ii) the three and six months ended June 28, 2014, June 29, 2013 and June 30, 2012; (iii) the three and nine months ended September 27, 2014, September 28, 2013 and September 29, 2012; (iv) the three and twelve months ended December 27, 2014, December 28, 2013 and December 29, 2012; and on a new segment basis for the three- and twelve-month periods described above.

The recast financial information contained in Exhibits 99.1 and 99.2 do not represent a restatement of previously issued financial statements. The information in this Item 2.02, including Exhibits 99.1 and 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 28, 2014 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 27, 2014, December 27, 2014 and March 28, 2015.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Directors of Perrigo Company plc accept responsibility for the information contained in this document. To the best of their knowledge and belief (having taken all reasonable care to ensure such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

A person interested in 1% or more of any class of relevant securities of Perrigo Company plc or Mylan N.V. may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules.

The recast financial statements contain certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted

Accounting Principles ("GAAP") in the statements of income, balance sheets or statements of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has included in Exhibit 99.1 a reconciliation of Operating income to the most directly comparable U.S. GAAP measure, and in Exhibit 99.2 a reconciliation for Cost of sales, Gross profit, Operating expenses, Operating income, Interest expense, net, Other expense, net, Income before income taxes, Income tax expense, Net income, Diluted weighted average shares outstanding, and Earnings per share to the most directly comparable U.S. GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Management uses adjusted financial measures for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management also uses adjusted financial measures to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results include:

•	Acquisition-related amortization

•	Acquisition-related costs including transaction financing and integration, as well as related hedging activities

•	Loss contingency accrual

•	Restructuring charges

•	Losses on certain equity method investments

•	R&D payment made in connection with a collaborative arrangement

•	Adjustments of contingent consideration to fair value

•	Income related to the transfer of a rights agreement

•	Weighted average effect of shares issued in connection with an acquisition prior to the close of the Omega acquisition

•	Litigation settlements

•	Inventory step-ups

•	Write-off of IPR&D

•	Escrow settlement

•	Proceeds from sale of IPR&D projects

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Recast historical financial statements for calendar years 2010 - 2011, furnished solely pursuant to Item 2.02 hereof.

99.2	Recast historical financial statements for calendar years 2012 - 2014, furnished solely pursuant to Item 2.02 hereof.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	April 21, 2015		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Recast historical financial statements for calendar years 2010 - 2011, furnished solely pursuant to Item 2.02 hereof.

99.2	Recast historical financial statements for calendar years 2012 - 2014, furnished solely pursuant to Item 2.02 hereof.